UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4563

Oppenheimer Limited-Term Government Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/30/2017

Item 1. Reports to Stockholders.

Annual Report	9/30/2017

Oppenheimer Limited-Term Government Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays U.S. Government Bond Index	Bloomberg Barclays U.S. 1-3 Year Government Bond Index
1-Year	0.21%	-2.05%	-1.56%	0.27%
5-Year	0.57	0.11	1.25	0.65
10-Year	1.51	1.28	3.61	1.79

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 0.21% during the reporting period. On a relative basis, the Bloomberg Barclays U.S. 1-3 Year Government Bond Index (the “Index”) returned 0.27% and the Bloomberg Barclays U.S. Government Bond Index returned -1.56%.

MARKET OVERVIEW

2016 was marked by numerous events that took the markets by surprise. One major event was the election of Donald Trump in the early November U.S. presidential election. Markets began to price in optimism on fiscal spending and potential for broad reforms with the Republicans in control of both the presidency and Congress. Investors were most positive on the potential for economic expansion driven by infrastructure spending and tax cuts for individuals and corporations.

Markets continued their general risk-on mode through the end of the reporting period, as equities climbed and credit spreads narrowed to tight levels not seen since 2015. While geopolitical concerns were somewhat elevated with tensions in North Korea, and the devastating hurricanes that swept through the U.S., domestic gross domestic product (GDP) remained on its 2% trend growth during the third quarter. The effects of such storms typically reduce economic activity in

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

the short term but then lead to rebuilding in the following months. The medium-term course of the economy should not be affected, in our view. Private consumption, the driving force of the economy in recent years, is growing at a moderate rate. Additionally, business fixed investment has gained momentum in recent months, and headwinds from international trade turned into tailwinds as lagged effects of past dollar strength diminishes. In fact, dollar weakness typically leads to global growth momentum gains.

With the U.S. expansion continuing, the Federal Reserve is nearing its dual mandates of full employment and price stability. While inflation has surprised to the downside for a few months now, the Fed sees it as temporary and has begun its balance sheet normalization program. The Fed continues to signal one more hike this year, possibly in December, and three hikes next year. The market is increasingly pricing in a December hike, but not more than one hike for 2018. The reaction to balance sheet normalization and hikes has been orderly.

FUND REVIEW

Against this backdrop, the Fund produced a muted total return for the one-year period. The Fund’s allocation to agency debentures was its strongest contributor to performance, where security selection benefited. Also benefiting performance was the Fund’s exposure to agency mortgage-backed securities (“MBS”) and commercial mortgage-backed securities (“CMBS”). Primarily detracting from relative performance was the hedging cost to neutralize the Fund’s duration to the Index.

STRATEGY & OUTLOOK

We believe that macroeconomic fundamentals should continue to remain solid, with continued gains in wages and employment. Inflation may creep higher and potential fiscal stimulus could boost consumption at some point in the future. Likewise, we think the Fed is likely to hike one more time in 2017 and have been encouraged that the market has taken balance sheet normalization in stride.

We remain neutral duration as near term inflation risks appear to be fully priced into yields and the rise in risk premium consistent with a relative sanguine economic outlook. At period end, we continue to maintain an overweight to agency MBS relative to the Index. We believe the sector’s high quality and spread above Treasuries make it an attractive area to add incremental yield potential to the portfolio.

We continue to avoid student loan and more esoteric asset-backed securities (“ABS”). At period end, we continue to favor auto and, to some extent, credit card ABS given their attractive fundamentals, carry and solid

4        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

structures. We continue to have a smaller overweight to CMBS and remain up-instructure as the issues within the retail sector give us pause.

Peter A. Strzalkowski, CFA Portfolio Manager

5        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION

Mortgage-Backed Obligations
Government Agency	44.4%
Non-Agency	15.2
U.S. Government Obligations	35.3
Asset-Backed Securities	5.0
Investment Company Oppenheimer Institutional Government Money Market Fund	0.1

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2017, and are based on the total market value of investments.

6        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/17

	Inception Date	1-Year	5-Year		10-Year
Class A (OPGVX)	3/10/86	0.21%	0.57%		1.51%
Class B (OGSBX)	5/3/93	-0.60	-0.21		1.06
Class C (OLTCX)	2/1/95	-0.60	-0.24		0.72
Class I (OLTIX)	12/28/12	0.30	0.92	*	N/A
Class R (OLTNX)	3/1/01	-0.10	0.24		1.21
Class Y (OLTYX)	1/26/98	0.29	0.89		1.81
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/17
	Inception Date	1-Year	5-Year		10-Year
Class A (OPGVX)	3/10/86	-2.05%	0.11%		1.28%
Class B (OGSBX)	5/3/93	-4.53	-0.40		1.06
Class C (OLTCX)	2/1/95	-1.58	-0.24		0.72
Class I (OLTIX)	12/28/12	0.30	0.92	*	N/A
Class R (OLTNX)	3/1/01	-0.10	0.24		1.21
Class Y (OLTYX)	1/26/98	0.29	0.89		1.81

*Shows performance since inception.

STANDARDIZED YIELDS

For the 30 Days Ended 9/30/17
Class A	2.02%
Class B	1.26
Class C	1.27
Class I	2.38
Class R	1.77
Class Y	2.38

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 9/30/17
Class A	1.88%
Class B	1.11
Class C	1.18
Class I	2.38
Class R	1.68
Class Y	2.19

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months

7        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Because Class B shares convert to Class A Shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended September 30, 2017 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC standardized formula based on net income earned for the 30-day period ended September 30, 2017. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The Fund’s performance is compared to the performance of the Bloomberg Barclays U.S. Government Bond Index and the Bloomberg Barclays U.S. 1-3 Year Government Bond Index. The Bloomberg Barclays U.S. Government Bond Index is a market-weighted index of U.S. government securities with maturities of 1 year or more. The Bloomberg Barclays U.S. 1-3 Year Government Bond Index is an index of U.S. Government securities with maturities of 1 to 3 years. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Actual	Beginning Account Value April 1, 2017	Ending Account Value September 30, 2017	Expenses Paid During 6 Months Ended September 30, 2017

Class A	$1,000.00	$1,007.80	$4.03

Class B	1,000.00	1,003.70	8.07

Class C	1,000.00	1,003.80	8.07

Class I	1,000.00	1,007.10	2.47

Class R	1,000.00	1,006.30	5.55

Class Y	1,000.00	1,007.00	2.52

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,021.06	4.06

Class B	1,000.00	1,017.05	8.12

Class C	1,000.00	1,017.05	8.12

Class I	1,000.00	1,022.61	2.49

Class R	1,000.00	1,019.55	5.58

Class Y	1,000.00	1,022.56	2.54

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2017 are as follows:

Class	Expense Ratios
Class A	0.80%
Class B	1.60
Class C	1.60
Class I	0.49
Class R	1.10
Class Y	0.50

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS September 30, 2017

	Principal Amount	Value

Asset-Backed Securities—5.8%

AmeriCredit Automobile Receivables Trust, Series 2017-2, Cl. D, 3.42%, 4/18/23	$2,405,000	$2,431,475

CarFinance Capital Auto Trust, Series 2014-1A, Cl. D, 4.90%, 4/15/20[1]	860,000	877,863

CarMax Auto Owner Trust:
Series 2016-3, Cl. D, 2.94%, 1/17/23	955,000	946,482
Series 2016-4, Cl. D, 2.91%, 4/17/23	2,150,000	2,124,889
Series 2017-1, Cl. D, 3.43%, 7/17/23	1,870,000	1,873,894

CCG Receivables Trust, Series 2017-1, Cl. B, 2.75%, 11/14/23[1]	1,810,000	1,803,702

CPS Auto Receivables Trust, Series 2017-C, Cl. B, 2.30%, 7/15/21[1]	785,000	783,987

Credit Acceptance Auto Loan Trust, Series 2014-2A, Cl. B, 2.67%, 9/15/22[1]	888,365	888,604

Drive Auto Receivables Trust:
Series 2016-BA, Cl. C, 3.19%, 7/15/22[1]	2,260,000	2,283,378
Series 2016-BA, Cl. D, 4.53%, 8/15/23[1]	3,000,000	3,062,965
Series 2016-CA, Cl. D, 4.18%, 3/15/24[1]	1,340,000	1,384,521
Series 2017-1, Cl. B, 2.36%, 3/15/21	1,215,000	1,217,389
Series 2017-2, Cl. B, 2.25%, 6/15/21	780,000	780,720
Series 2017-2, Cl. C, 2.75%, 9/15/23	860,000	859,122
Series 2017-AA, Cl. D, 4.16%, 5/15/24[1]	1,690,000	1,719,758
Series 2017-BA, Cl. D, 3.72%, 10/17/22[1]	1,790,000	1,801,714

DT Auto Owner Trust:
Series 2016-2A, Cl. C, 3.67%, 1/18/22[1]	3,015,000	3,044,441
Series 2017-1A, Cl. D, 3.55%, 11/15/22[1]	535,000	535,512
Series 2017-2A, Cl. D, 3.89%, 1/15/23[1]	3,165,000	3,192,115
Series 2017-3A, Cl. D, 3.58%, 5/15/23[1]	1,880,000	1,882,532

Exeter Automobile Receivables Trust:
Series 2013-2A, Cl. D, 6.81%, 8/17/20[1]	890,872	907,247
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	904,649	910,113

Flagship Credit Auto Trust, Series 2016-1, Cl. C, 6.22%, 6/15/22[1]	2,825,000	2,999,483

Navistar Financial Dealer Note Master Owner Trust II:
Series 2016-1, Cl. D, 4.537% [LIBOR01M+330], 9/27/21[1,2]	625,000	626,092
Series 2017-1, Cl. C, 2.787% [LIBOR01M+155], 6/27/22[1,2]	460,000	460,191
Series 2017-1, Cl. D, 3.537% [LIBOR01M+230], 6/27/22[1,2]	535,000	535,219

Santander Drive Auto Receivables Trust:
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]	3,200,000	3,209,950
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]	2,415,000	2,448,604
Series 2014-4, Cl. D, 3.10%, 11/16/20	1,675,000	1,699,761
Series 2015-3, Cl. D, 3.49%, 5/17/21	3,065,000	3,111,160
Series 2016-2, Cl. D, 3.39%, 4/15/22	3,000,000	3,043,232
Series 2017-1, Cl. D, 3.17%, 4/17/23	2,430,000	2,439,839
Series 2017-2, Cl. D, 3.49%, 7/17/23	2,255,000	2,284,731
Series 2017-3, Cl. D, 3.20%, 11/15/23	3,050,000	3,037,640

Total Asset-Backed Securities (Cost $60,962,566)		61,208,325

11        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Mortgage-Backed Obligations—69.9%

Government Agency—52.1%

FHLMC/FNMA/FHLB/Sponsored—46.2%

Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 5/1/19	$13,221	$13,523
5.50%, 4/1/18-1/1/24	2,105,494	2,218,340
6.00%, 5/1/18-10/1/29	1,286,853	1,459,558
6.50%, 4/1/18-4/1/34	1,223,249	1,348,418
7.00%, 10/1/31-10/1/37	628,014	718,382
7.50%, 1/1/32-9/1/33	2,333,511	2,766,847
8.50%, 3/1/31	29,168	33,246
9.00%, 8/1/22-5/1/25	28,638	30,734

Federal Home Loan Mortgage Corp. Non Gold Pool, 11%, 11/1/20	6,932	7,005

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 99.999%, 2/1/28[3]	112,866	21,577
Series 205, Cl. IO, 41.581%, 9/1/29[3]	742,156	161,466
Series 206, Cl. IO, 99.999%, 12/15/29[3]	47,448	12,697
Series 243, Cl. 6, 0.00%, 12/15/32[3,4]	259,581	45,673

Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	36,703,233	36,837,530

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security:
Series 216, Cl. PO, 13.652%, 12/1/31[5]	158,053	139,548
Series 219, Cl. PO, 13.742%, 3/1/32[5]	452,698	402,878

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1095, Cl. D, 1.884% [LIBOR01M+65], 6/15/21[2]	1,002	1,002
Series 151, Cl. F, 9.00%, 5/15/21	4,615	4,918
Series 1695, Cl. F, 2.077% [D11COF+137], 3/15/24[2]	552,436	568,062
Series 2035, Cl. PC, 6.95%, 3/15/28	425,474	475,969
Series 2084, Cl. ZC, 6.50%, 8/15/28	216,899	239,774
Series 2116, Cl. ZA, 6.00%, 1/15/29	268,023	293,904
Series 2122, Cl. FD, 1.584% [LIBOR01M+35], 2/15/29[2]	335,280	335,059
Series 2132, Cl. FN, 2.137% [LIBOR01M+90], 3/15/29[2]	442,054	452,059
Series 2148, Cl. ZA, 6.00%, 4/15/29	434,010	482,638
Series 2195, Cl. LH, 6.50%, 10/15/29	765,937	860,259
Series 2220, Cl. PD, 8.00%, 3/15/30	134,745	158,634
Series 2281, Cl. Z, 6.50%, 2/15/31	1,011,770	1,117,961
Series 2319, Cl. BZ, 6.50%, 5/15/31	1,568,134	1,746,607
Series 2326, Cl. ZP, 6.50%, 6/15/31	382,868	424,647
Series 2344, Cl. FP, 2.184% [LIBOR01M+95], 8/15/31[2]	244,501	251,290
Series 2392, Cl. FB, 1.834% [LIBOR01M+60], 1/15/29[2]	71,800	72,951
Series 2396, Cl. FE, 1.834% [LIBOR01M+60], 12/15/31[2]	149,655	152,183
Series 2401, Cl. FA, 1.884% [LIBOR01M+65], 7/15/29[2]	94,530	96,105
Series 2427, Cl. ZM, 6.50%, 3/15/32	79,879	88,357
Series 2464, Cl. FI, 2.234% [LIBOR01M+100], 2/15/32[2]	140,352	143,734
Series 2470, Cl. LF, 2.234% [LIBOR01M+100], 2/15/32[2]	143,592	147,053
Series 2471, Cl. FD, 2.234% [LIBOR01M+100], 3/15/32[2]	198,747	203,587
Series 2481, Cl. AF, 1.784% [LIBOR01M+55], 3/15/32[2]	116,087	117,740
Series 2500, Cl. FD, 1.734% [LIBOR01M+50], 3/15/32[2]	222,474	223,772
Series 2504, Cl. FP, 1.734% [LIBOR01M+50], 3/15/32[2]	225,974	227,167
Series 2526, Cl. FE, 1.634% [LIBOR01M+40], 6/15/29[2]	258,111	258,460

12        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2530, Cl. FD, 1.734% [LIBOR01M+50], 2/15/32[2]	$279,837	$281,288
Series 2538, Cl. F, 1.834% [LIBOR01M+60], 12/15/32[2]	29,514	29,957
Series 2550, Cl. FI, 1.584% [LIBOR01M+35], 11/15/32[2]	73,479	73,785
Series 2551, Cl. FD, 1.634% [LIBOR01M+40], 1/15/33[2]	241,701	241,957
Series 2564, Cl. MP, 5.00%, 2/15/18	291,983	293,206
Series 2585, Cl. HJ, 4.50%, 3/15/18	147,036	147,491
Series 2627, Cl. KM, 4.50%, 6/15/18	75,754	76,078
Series 2630, Cl. MB, 4.50%, 6/15/18	95,311	95,756
Series 2635, Cl. AG, 3.50%, 5/15/32	1,535,763	1,579,720
Series 2668, Cl. AZ, 4.00%, 9/15/18	43,470	43,681
Series 2676, Cl. KY, 5.00%, 9/15/23	691,335	727,573
Series 2707, Cl. QE, 4.50%, 11/15/18	370,623	374,089
Series 2708, Cl. N, 4.00%, 11/15/18	257,971	259,246
Series 2764, Cl. OE, 4.50%, 3/15/19	494,692	499,466
Series 2770, Cl. TW, 4.50%, 3/15/19	1,361,549	1,376,388
Series 2786, Cl. JD, 4.50%, 4/15/19	1,543,080	1,555,564
Series 2843, Cl. BC, 5.00%, 8/15/19	146,815	148,840
Series 3010, Cl. WB, 4.50%, 7/15/20	838,496	856,890
Series 3025, Cl. SJ, 20.224% [(3.667) x LIBOR01M+2,475], 8/15/35[2]	70,439	103,321
Series 3134, Cl. FA, 1.534% [LIBOR01M+30], 3/15/36[2]	3,802,296	3,790,390
Series 3342, Cl. FT, 1.684% [LIBOR01M+45], 7/15/37[2]	424,991	426,836
Series 3632, Cl. CA, 4.50%, 6/15/38	1,201,114	1,200,491
Series 3645, Cl. EH, 3.00%, 12/15/20	1,311,798	1,322,870
Series 3659, Cl. DE, 2.00%, 3/15/19	310,628	310,504
Series 3740, Cl. NP, 2.00%, 1/15/37	910,444	910,861
Series 3741, Cl. PA, 2.15%, 2/15/35	1,236,084	1,237,702
Series 3804, Cl. WJ, 3.50%, 3/15/39	1,057,299	1,064,617
Series 3815, Cl. BD, 3.00%, 10/15/20	102,391	102,909
Series 3822, Cl. JA, 5.00%, 6/15/40	99,773	103,174
Series 3840, Cl. CA, 2.00%, 9/15/18	71,629	71,580
Series 3848, Cl. WL, 4.00%, 4/15/40	1,460,630	1,502,507
Series 3857, Cl. GL, 3.00%, 5/15/40	1,484,081	1,513,744
Series 3887, Cl. NC, 3.00%, 7/15/26	622,626	626,348
Series 3917, Cl. BA, 4.00%, 6/15/38	554,459	569,960
Series 3935, Cl. NA, 3.50%, 10/15/26	3,356,848	3,435,342
Series 3974, Cl. C, 3.00%, 1/15/26	17,246,423	17,571,852
Series 4016, Cl. AB, 2.00%, 9/15/25	8,407,465	8,431,642
Series 4109, Cl. KD, 3.00%, 5/15/32	539,190	542,776
Series 4221, Cl. HJ, 1.50%, 7/15/23	7,723,093	7,670,048
Series 4253, Cl. TD, 2.00%, 7/15/40	2,589,850	2,591,992
Series 4350, Cl. CA, 2.00%, 10/15/19	351,374	351,932
Series 4399, Cl. A, 2.50%, 7/15/24	1,031,955	1,033,738
Series 4446, Cl. PL, 2.50%, 7/15/38	3,449,643	3,455,440
Series 4459, Cl. ND, 5.50%, 4/15/25	567,250	573,356

13        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074, Cl. S, 99.999%, 7/17/28[3]	$167,164	$23,994
Series 2079, Cl. S, 99.999%, 7/17/28[3]	289,353	42,185
Series 2493, Cl. S, 17.452%, 9/15/29[3]	196,926	41,339
Series 2526, Cl. SE, 50.097%, 6/15/29[3]	356,612	67,151
Series 2795, Cl. SH, 99.999%, 3/15/24[3]	2,302,021	221,683
Series 2796, Cl. SD, 91.63%, 7/15/26[3]	87,701	14,176
Series 2920, Cl. S, 13.552%, 1/15/35[3]	2,042,494	337,974
Series 2922, Cl. SE, 11.503%, 2/15/35[3]	360,207	62,523
Series 2981, Cl. AS, 8.733%, 5/15/35[3]	726,180	106,411
Series 3397, Cl. GS, 0.00%, 12/15/37[3,4]	44,070	7,611
Series 3424, Cl. EI, 0.00%, 4/15/38[3,4]	86,853	8,569
Series 3450, Cl. BI, 16.332%, 5/15/38[3]	2,203,440	349,960
Series 3606, Cl. SN, 19.449%, 12/15/39[3]	617,882	100,942

Federal Home Loan Mortgage Corp., Stripped Mtg.-Backed Security, Series 237, Cl. F16, 1.734% [LIBOR01M+50], 5/15/36[2]	1,940,539	1,952,773

Federal National Mortgage Assn.:
2.50%, 10/1/47[6]	9,320,000	9,382,255
3.00%, 10/1/32[6]	22,055,000	22,657,206
3.50%, 10/1/47[6]	86,925,000	89,583,681
4.00%, 10/1/47[6]	23,070,000	24,282,978
4.50%, 10/1/47[6]	10,040,000	10,774,567

Federal National Mortgage Assn. Pool:
3.07%, 10/1/18	1,617,917	1,631,389
3.50%, 8/1/40	1,183,364	1,226,813
4.50%, 9/1/18-1/1/27	6,363,616	6,521,974
4.88%, 9/1/19	3,547,940	3,728,618
5.00%, 2/1/18-3/1/25	11,530,726	11,888,697
5.50%, 9/1/19-9/1/25	35,475,662	37,146,701
6.00%, 3/1/18-2/1/40	28,166,463	30,047,306
6.50%, 4/1/18-1/1/34	5,064,835	5,746,987
7.00%, 1/1/30-2/1/36	4,267,964	4,936,510
7.50%, 2/1/27-8/1/33	5,818,417	6,823,094
8.50%, 7/1/32	43,682	47,117
9.00%, 8/1/19	1,364	1,399
9.50%, 11/1/21	396	402
11.00%, 5/20/19-7/20/19	390	393

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 99.999%, 5/25/23[3]	432,406	64,962
Series 254, Cl. 2, 99.999%, 1/25/24[3]	589,683	92,838
Series 294, Cl. 2, 99.999%, 2/25/28[3]	773,965	184,337
Series 301, Cl. 2, 12.665%, 4/25/29[3]	297,387	68,019
Series 321, Cl. 2, 20.813%, 4/25/32[3]	1,745,416	416,921
Series 324, Cl. 2, 0.00%, 7/25/32[3,4]	595,999	136,652
Series 331, Cl. 10, 26.16%, 2/25/33[3]	912,863	180,362
Series 331, Cl. 4, 7.787%, 2/25/33[3]	648,720	122,277
Series 331, Cl. 5, 27.25%, 2/25/33[3]	1,001,263	188,884
Series 331, Cl. 6, 13.292%, 2/25/33[3]	987,775	209,040

14        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 334, Cl. 10, 0.00%, 2/25/33[3,4]	$384,178	$69,159
Series 339, Cl. 15, 4.611%, 10/25/33[3]	333,882	79,976
Series 339, Cl. 7, 0.00%, 11/25/33[3,4]	644,127	141,415
Series 351, Cl. 8, 0.00%, 4/25/34[3,4]	665,386	133,821
Series 356, Cl. 10, 0.00%, 6/25/35[3,4]	475,194	99,324
Series 356, Cl. 12, 0.00%, 2/25/35[3,4]	233,379	51,587
Series 362, Cl. 13, 0.00%, 8/25/35[3,4]	696,857	160,867
Series 364, Cl. 15, 0.00%, 9/25/35[3,4]	363,916	75,131

Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Series 327, Cl. 1, 11.35%, 9/25/32[5]	129,099	113,451

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1988-7, Cl. Z, 9.25%, 4/25/18	538	545
Series 1991-109, Cl. Z, 8.50%, 9/25/21	6,064	6,490
Series 1997-16, Cl. PD, 7.00%, 3/18/27	594,660	659,490
Series 1998-59, Cl. Z, 6.50%, 10/25/28	71,348	79,166
Series 1999-54, Cl. LH, 6.50%, 11/25/29	357,779	399,948
Series 2001-69, Cl. PF, 2.237% [LIBOR01M+100], 12/25/31[2]	352,725	361,103
Series 2002-29, Cl. F, 2.237% [LIBOR01M+100], 4/25/32[2]	159,015	162,968
Series 2002-39, Cl. FD, 2.234% [LIBOR01M+100], 3/18/32[2]	345,803	355,779
Series 2002-52, Cl. FD, 1.737% [LIBOR01M+50], 9/25/32[2]	288,283	290,481
Series 2002-53, Cl. FY, 1.737% [LIBOR01M+50], 8/25/32[2]	185,580	186,148
Series 2002-64, Cl. FJ, 2.237% [LIBOR01M+100], 4/25/32[2]	49,006	50,224
Series 2002-65, Cl. FB, 2.237% [LIBOR01M+100], 7/25/32[2]	283,037	289,946
Series 2002-68, Cl. FH, 1.734% [LIBOR01M+50], 10/18/32[2]	98,353	98,821
Series 2002-77, Cl. TF, 2.234% [LIBOR01M+100], 12/18/32[2]	579,779	593,690
Series 2002-82, Cl. FE, 2.237% [LIBOR01M+100], 12/25/32[2]	265,541	272,165
Series 2002-90, Cl. FJ, 1.737% [LIBOR01M+50], 9/25/32[2]	106,820	107,267
Series 2002-90, Cl. FM, 1.737% [LIBOR01M+50], 9/25/32[2]	102,712	103,141
Series 2003-100, Cl. PA, 5.00%, 10/25/18	694,084	699,761
Series 2003-112, Cl. AN, 4.00%, 11/25/18	161,861	162,809
Series 2003-116, Cl. FA, 1.637% [LIBOR01M+40], 11/25/33[2]	178,056	178,268
Series 2003-119, Cl. FK, 1.737% [LIBOR01M+50], 5/25/18[2]	41,299	41,333
Series 2003-130, Cl. CS, 11.626% [(2) x LIBOR01M+1,410], 12/25/33[2]	232,411	251,200
Series 2003-21, Cl. FK, 1.637% [LIBOR01M+40], 3/25/33[2]	15,075	15,096
Series 2003-26, Cl. XF, 1.687% [LIBOR01M+45], 3/25/23[2]	237,745	238,074
Series 2003-44, Cl. CB, 4.25%, 3/25/33	16,006	16,009
Series 2003-84, Cl. GE, 4.50%, 9/25/18	154,505	155,800
Series 2004-25, Cl. PC, 5.50%, 1/25/34	216,313	220,334
Series 2004-72, Cl. FB, 1.737% [LIBOR01M+50], 9/25/34[2]	1,643,176	1,650,636
Series 2005-109, Cl. AH, 5.50%, 12/25/25	2,958,134	3,131,883
Series 2005-45, Cl. XA, 1.577% [LIBOR01M+34], 6/25/35[2]	2,381,895	2,389,702
Series 2005-67, Cl. BF, 1.587% [LIBOR01M+35], 8/25/35[2]	944,825	944,116
Series 2005-85, Cl. FA, 1.587% [LIBOR01M+35], 10/25/35[2]	1,863,150	1,863,736
Series 2006-11, Cl. PS, 20.03% [(3.667) x LIBOR01M+2,456.67], 3/25/36[2]	322,456	494,592
Series 2006-46, Cl. SW, 19.663% [(3.667) x LIBOR01M+2,419.92], 6/25/36[2]	279,839	408,201

15        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2006-50, Cl. KS, 19.664% [(3.667) x LIBOR01M+2,420], 6/25/36[2]	$214,910	$303,871
Series 2006-50, Cl. SK, 19.664% [(3.667) x LIBOR01M+2,420], 6/25/36[2]	82,851	112,197
Series 2007-113, Cl. DB, 4.50%, 12/25/22	3,626,138	3,704,916
Series 2007-79, Cl. FA, 1.687% [LIBOR01M+45], 8/25/37[2]	415,245	415,722
Series 2008-14, Cl. BA, 4.25%, 3/25/23	242,726	245,347
Series 2008-15, Cl. JN, 4.50%, 2/25/23	1,267,812	1,288,744
Series 2008-24, Cl. DY, 5.00%, 4/25/23	96,755	97,521
Series 2008-75, Cl. DB, 4.50%, 9/25/23	485,085	489,609
Series 2008-77, Cl. EB, 4.50%, 9/25/23	871,547	892,975
Series 2009-113, Cl. DB, 3.00%, 12/25/20	1,820,622	1,831,522
Series 2009-36, Cl. FA, 2.177% [LIBOR01M+94], 6/25/37[2]	2,183,357	2,231,312
Series 2009-37, Cl. HA, 4.00%, 4/25/19	785,142	787,671
Series 2009-70, Cl. NL, 3.00%, 8/25/19	847,208	849,712
Series 2009-70, Cl. NT, 4.00%, 8/25/19	142,664	143,600
Series 2009-70, Cl. TL, 4.00%, 8/25/19	577,847	580,485
Series 2010-137, Cl. CJ, 2.50%, 12/25/25	6,610,508	6,669,517
Series 2010-43, Cl. KG, 3.00%, 1/25/21	281,226	283,476
Series 2010-99, Cl. DP, 3.00%, 8/25/39	3,210,406	3,242,429
Series 2011-104, Cl. MA, 2.50%, 10/25/26	436,951	441,444
Series 2011-106, Cl. LV, 3.50%, 1/25/23	1,105,356	1,106,539
Series 2011-122, Cl. EC, 1.50%, 1/25/20	1,174,366	1,170,505
Series 2011-15, Cl. DA, 4.00%, 3/25/41	1,039,007	1,070,167
Series 2011-3, Cl. EL, 3.00%, 5/25/20	2,906,175	2,920,017
Series 2011-3, Cl. KA, 5.00%, 4/25/40	1,632,147	1,741,311
Series 2011-38, Cl. AH, 2.75%, 5/25/20	72,714	72,873
Series 2011-44, Cl. EA, 3.00%, 6/25/24	244,898	246,748
Series 2011-45, Cl. NG, 3.00%, 3/25/25	260,981	264,125
Series 2011-45, Cl. TE, 3.00%, 3/25/25	522,224	529,057
Series 2011-50, Cl. PA, 4.00%, 12/25/40	1,128,733	1,170,029
Series 2011-58, Cl. AC, 2.50%, 6/25/24	974,266	977,722
Series 2011-6, Cl. BA, 2.75%, 6/25/20	510,491	514,095
Series 2011-82, Cl. AD, 4.00%, 8/25/26	863,874	874,871
Series 2011-88, Cl. AB, 2.50%, 9/25/26	165,557	166,046
Series 2011-90, Cl. AL, 3.50%, 9/25/23	1,036,251	1,058,982
Series 2012-20, Cl. FD, 1.637% [LIBOR01M+40], 3/25/42[2]	479,981	480,512
Series 2013-100, Cl. CA, 4.00%, 3/25/39	9,564,651	9,915,502
Series 2013-22, Cl. JA, 3.50%, 3/25/43	1,288,303	1,307,408
Series 2014-66, Cl. QE, 2.00%, 1/25/40	17,609,818	17,613,400

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security:
Series 2001-63, Cl. SD, 36.247%, 12/18/31[3]	251,525	47,991
Series 2001-68, Cl. SC, 36.873%, 11/25/31[3]	231,776	43,998
Series 2001-81, Cl. S, 42.27%, 1/25/32[3]	166,066	32,519
Series 2002-28, Cl. SA, 45.494%, 4/25/32[3]	167,519	31,941
Series 2002-38, Cl. SO, 53.117%, 4/25/32[3]	312,768	59,080

16        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security: (Continued)
Series 2002-39, Cl. SD, 37.448%, 3/18/32[3]	$335,612	$68,670
Series 2002-48, Cl. S, 45.075%, 7/25/32[3]	268,262	53,906
Series 2002-52, Cl. SD, 49.233%, 9/25/32[3]	288,283	59,774
Series 2002-52, Cl. SL, 44.518%, 9/25/32[3]	174,927	34,498
Series 2002-53, Cl. SK, 50.842%, 4/25/32[3]	195,822	40,958
Series 2002-56, Cl. SN, 46.194%, 7/25/32[3]	364,345	73,214
Series 2002-60, Cl. SM, 38.207%, 8/25/32[3]	446,311	77,875
Series 2002-77, Cl. IS, 35.437%, 12/18/32[3]	447,684	100,882
Series 2002-77, Cl. SH, 16.414%, 12/18/32[3]	240,696	49,801
Series 2002-9, Cl. MS, 41.315%, 3/25/32[3]	272,047	53,140
Series 2003-33, Cl. IA, 7.911%, 5/25/33[3]	55,315	12,990
Series 2003-33, Cl. SP, 39.43%, 5/25/33[3]	590,743	137,834
Series 2003-4, Cl. S, 40.755%, 2/25/33[3]	329,966	74,878
Series 2005-12, Cl. SC, 27.231%, 3/25/35[3]	168,989	26,143
Series 2005-14, Cl. SE, 44.278%, 3/25/35[3]	2,526,537	380,656
Series 2005-40, Cl. SA, 57.963%, 5/25/35[3]	1,061,162	158,467
Series 2005-52, Cl. JH, 21.504%, 5/25/35[3]	541,843	84,688
Series 2005-63, Cl. SA, 45.647%, 10/25/31[3]	895,351	152,355
Series 2005-63, Cl. X, 37.363%, 10/25/31[3]	10,599	298
Series 2008-55, Cl. SA, 0.00%, 7/25/38[3,4]	10,740	1,146
Series 2009-8, Cl. BS, 0.00%, 2/25/24[3,4]	26,434	1,221
Series 2009-85, Cl. IO, 0.00%, 10/25/24[3,4]	39,343	374
Series 2011-96, Cl. SA, 11.079%, 10/25/41[3]	462,514	80,558
Series 2012-134, Cl. SA, 7.991%, 12/25/42[3]	1,433,492	296,386
Series 2012-40, Cl. PI, 7.305%, 4/25/41[3]	220,908	33,234
Series 2013-2, Cl. IA, 8.145%, 2/25/43[3]	1,033,506	197,534

Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1999-3, Cl. IO, 0.00%, 10/15/29[3,4]	13,840,400	47,661
Series 2001-3, Cl. IO, 0.00%, 10/15/31[3,4]	6,210,799	26,875
Series 2002-2, Cl. IO, 0.00%, 1/15/32[3,7]	15,968,898	72,382
Series 2002-3, Cl. IO, 2.748%, 8/15/32[3]	21,993,207	319,346
Series 2003-1, Cl. IO, 4.562%, 11/15/32[3]	32,709,349	246,396

		484,763,192

GNMA/Guaranteed—5.7%

Government National Mortgage Assn. I Pool:
6.50%, 1/15/24	36,088	39,845
7.00%, 1/15/28-9/15/29	287,000	312,933
7.50%, 6/15/28-8/15/28	310,810	319,295
8.00%, 9/15/28	6,638	6,662
10.50%, 12/15/17-1/15/21	4,117	4,136

Government National Mortgage Assn. II Pool:
3.50%, 10/1/47[6]	16,660,000	17,315,988
4.00%, 10/1/47[6]	35,550,000	37,434,428
7.00%, 1/20/30	26,102	30,582
11.00%, 10/20/19	4,728	4,753

17        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

GNMA/Guaranteed (Continued)

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-76, Cl. SG, 32.929%, 10/16/29[3]	$141,927	$27,690
Series 2011-52, Cl. HS, 28.727%, 4/16/41[3]	3,406,392	512,996

Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2003-92, Cl. CA, 4.771%, 7/17/33	962,030	1,009,853
Series 2009-66, Cl. CD, 2.50%, 8/16/39	26,654	26,798
Series 2014-167, Cl. WF, 1.687% [LIBOR01M+45], 7/20/44[2]	2,199,059	2,199,147

		59,245,106

Other Agency—0.2%

Federal Home Loan Bank, Series 00-1372, Cl. 1, 4.75%, 5/18/18	2,407,473	2,446,829

Non-Agency—17.8%

Commercial—16.9%

BCAP LLC Trust:
Series 2011-R11, Cl. 18A5, 2.69% [H15T1Y+210], 9/26/35[1,2]	554,170	557,941
Series 2012-RR6, Cl. RR6, 2.054%, 11/26/36[1]	1,629,647	1,473,989

COMM Mortgage Trust, Series 2013-CR7, Cl. D, 4.427%, 3/10/46[1,8]	2,025,000	1,611,085

Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates:
Series K010, Cl. A1, 3.32%, 7/25/20	1,785,361	1,809,244
Series K027, Cl. A2, 2.637%, 1/25/23	3,500,000	3,553,405
Series K028, Cl. A2, 3.111%, 2/25/23	3,400,000	3,530,317
Series K029, Cl. A2, 3.32%, 2/25/23[8]	4,500,000	4,719,923
Series K030, Cl. A2, 3.25%, 4/25/23[8]	3,820,000	3,994,683
Series K033, Cl. A2, 3.06%, 7/25/23[8]	2,000,000	2,070,071
Series K034, Cl. A2, 3.531%, 7/25/23[8]	4,550,000	4,823,153
Series K035, Cl. A1, 2.615%, 3/25/23	6,810,022	6,902,808
Series K040, Cl. A1, 2.768%, 4/25/24	13,279,770	13,556,358
Series K041, Cl. A1, 2.72%, 8/25/24	10,637,328	10,808,818
Series K042, Cl. A1, 2.267%, 6/25/24	5,471,289	5,459,819
Series K043, Cl. A1, 2.532%, 10/25/23	7,072,085	7,165,460
Series K044, Cl. A1, 2.321%, 3/25/24	13,801,112	13,799,002
Series K045, Cl. A1, 2.493%, 11/25/24	11,026,912	11,128,675
Series K046, Cl. A1, 2.697%, 1/25/25	9,452,296	9,613,381
Series K047, Cl. A1, 2.827%, 12/25/24	10,466,138	10,674,605
Series K048, Cl. A1, 2.689%, 12/25/24	9,350,451	9,487,749
Series K053, Cl. A1, 2.548%, 2/25/25	2,665,203	2,697,728
Series K701, Cl. A2, 3.882%, 11/25/17[8]	1,915,915	1,916,014
Series K707, Cl. A2, 2.22%, 12/25/18	20,000,000	20,087,720

Federal National Mortgage Assn., Alternative Credit Enhancement Securities, Series 2016-M5, Cl. A1, 2.073%, 4/25/26	1,288,548	1,261,305

FREMF Mortgage Trust:
Series 2011-K702, Cl. B, 4.93%, 4/25/44[1,8]	410,000	414,044
Series 2013-K25, Cl. C, 3.744%, 11/25/45[1,8]	805,000	801,617
Series 2013-K26, Cl. C, 3.722%, 12/25/45[1,8]	550,000	548,206
Series 2013-K27, Cl. C, 3.615%, 1/25/46[1,8]	850,000	842,588
Series 2014-K36, Cl. C, 4.50%, 12/25/46[1,8]	3,250,000	3,312,785
Series 2014-K38, Cl. C, 4.79%, 6/25/47[1,8]	5,250,000	5,456,165
Series 2014-K714, Cl. C, 3.98%, 1/25/47[1,8]	2,500,000	2,529,632

18        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value

Commercial (Continued)

FREMF Mortgage Trust: (Continued)
Series 2014-K715, Cl. C, 4.266%, 2/25/46[1,8]	$2,205,000	$2,247,287

MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 3.29%, 4/21/34[8]	501,356	512,766

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Cl. D, 4.515%, 8/15/46[1,8]	1,700,000	1,470,677

Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1A, 2.754%, 11/26/36[1,8]	2,091,538	2,079,963

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 3.078%, 6/26/46[1,8]	1,013,529	1,017,002

NCUA Guaranteed Notes Trust, Series 2010-A1, Cl. A, 1.582% [LIBOR01M+35], 12/7/20[2]	2,910,885	2,916,258

Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 3.372%, 8/25/34[8]	685,677	690,076

		177,542,319

Residential—0.9%

Bear Stearns ARM Trust, Series 2005-2, Cl. A1, 3.26% [H15T1Y+245], 3/25/35[2]	1,289,277	1,304,921

Citigroup Mortgage Loan Trust, Inc.:
Series 2012-8, Cl. 1A1, 3.386%, 10/25/35[1,8]	1,050,703	1,057,398
Series 2014-8, Cl. 1A1, 1.526% [US0001M+29], 7/20/36[1,2]	2,507,072	2,470,112

Connecticut Avenue Securities, Series 2017-C03, Cl. 1M1, 2.187% [US0001M+95], 10/25/29[2]	749,013	752,793

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 3.536%, 7/25/35[8]	795,511	801,457

Merrill Lynch Mortgage Investors Trust, Series 2005-A1, Cl. 2A1, 3.192%, 12/25/34[8]	594,427	607,811

RALI Trust:
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	79,459	71,123
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	1,162,324	1,097,140

Structured Agency Credit Risk Debt Nts., Series 2016-HQA1, Cl. M1, 2.987% [US0001M+175], 9/25/28[2]	1,099,957	1,103,671

WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 3.015%, 10/25/33[8]	574,007	589,768

		9,856,194

Total Mortgage-Backed Obligations (Cost $729,474,122)		733,853,640

U.S. Government Obligations—41.4%

Federal Home Loan Mortgage Corp. Nts., 1.625%, 9/29/20	123,575,000	123,360,103

Federal National Mortgage Assn. Nts.:
1.50%, 7/30/20	151,445,000	150,691,107
1.875%, 4/5/22	80,000,000	79,850,640
1.875%, 9/24/26	4,158,000	3,950,395
2.00%, 1/5/22	20,000,000	20,056,320

United States Treasury Nts.:
1.50%, 7/15/20	10,650,000	10,619,839
1.75%, 10/31/20[9,10]	39,215,000	39,333,717
2.25%, 11/30/17	6,000,000	6,011,120

Total U.S. Government Obligations (Cost $434,217,940)		433,873,241

19        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Investment Company—0.1%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.98%[11,12] (Cost $1,000,000)	1,000,000	$1,000,000

Total Investments, at Value (Cost $1,225,654,628)	117.2%	1,229,935,206

Net Other Assets (Liabilities)	(17.2)	(180,538,268)

Net Assets	100.0%	$1,049,396,938

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $63,248,482 or 6.03% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

These securities amount to $7,821,858 or 0.75% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

These securities amount to $655,877 or 0.06% of the Fund’s net assets at period end.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

7. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

8. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

9. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $3,011,088. See Note 6 of the accompanying Notes.

10. All or a portion of the security position has been pledged for collateral in association with forward roll transactions. See Note 4 of the accompanying Notes.

11. Rate shown is the 7-day yield at period end.

12. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2016	Gross Additions	Gross Reductions	Shares September 30, 2017

Oppenheimer Institutional
Government Money Market Fund, Cl. E	—	1,000,000	—	1,000,000

20        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Footnotes to Statement of Investments (Continued)

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$1,000,000	$5,607	$—	$—

Futures Contracts as of September 30, 2017
						Unrealized Appreciation (Depreciation)
		Expiration	Number Notional Amount
Description	Buy/Sell	Date	of Contracts	(000’s)	Value
United States Treasury Long Bonds	Buy	12/19/17	22	USD 3,382	$3,361,875	$(20,106)
United States Treasury Nts., 10 yr.	Sell	12/19/17	1,299	USD 164,862	162,780,938	2,080,711
United States Treasury Nts., 2 yr.	Sell	12/29/17	650	USD 140,553	140,207,032	345,814
United States Ultra Bonds	Buy	12/19/17	4	USD 673	660,500	(12,550)

						$2,393,869

Glossary:

Definitions

D11COF	Cost of Funds for the 11th District of San Francisco
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
LIBOR01M	ICE LIBOR USD 1 Month
US0001M	ICE LIBOR USD 1 Month

See accompanying Notes to Financial Statements.

21        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2017

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,224,654,628)	$1,228,935,206
Affiliated companies (cost $1,000,000)	1,000,000

1,229,935,206

Cash	26,466,287

Receivables and other assets:
Investments sold (including $126,916,785 sold on a when-issued or delayed delivery basis)	127,400,128
Interest, dividends and principal paydowns	3,203,161
Shares of beneficial interest sold	2,125,946
Variation margin receivable	390,628
Expense waivers/reimbursements due from manager	221
Other	193,218

Total assets	1,389,714,795

Liabilities
Payables and other liabilities:
Investments purchased (including $339,359,530 purchased on a when-issued or delayed delivery basis)	339,359,782
Shares of beneficial interest redeemed	562,640
Trustees’ compensation	132,765
Distribution and service plan fees	128,864
Dividends	50,880
Shareholder communications	10,802
Other	72,124

Total liabilities	340,317,857

Net Assets	$1,049,396,938

Composition of Net Assets
Par value of shares of beneficial interest	$237,697

Additional paid-in capital	1,152,673,729

Accumulated net investment income	8,132,555

Accumulated net realized loss on investments	(118,321,490)

Net unrealized appreciation on investments	6,674,447

Net Assets	$1,049,396,938

22        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $465,902,643 and 105,493,873 shares of beneficial interest outstanding)	$4.42

Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$4.52

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,773,746 and 401,645 shares of beneficial interest outstanding)	$4.42

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $128,747,923 and 29,211,661 shares of beneficial interest outstanding)	$4.41

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $361,508,070 and 81,897,492 shares of beneficial interest outstanding)	$4.41

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $25,258,531 and 5,724,226 shares of beneficial interest outstanding)	$4.41

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $66,206,025 and 14,968,276 shares of beneficial interest outstanding)	$4.42

See accompanying Notes to Financial Statements.

23        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT

OF OPERATIONS For the Year Ended September 30, 2017

Investment Income
Interest	$20,748,686

Fee income on when-issued securities	3,609,830

Dividends — affiliated companies	5,607

Total investment income	24,364,123

Expenses
Management fees	4,632,308

Distribution and service plan fees:
Class A	1,193,815
Class B	32,560
Class C	1,470,393
Class R	134,724

Transfer and shareholder servicing agent fees:
Class A	1,095,850
Class B	7,180
Class C	324,640
Class I	109,020
Class R	60,890
Class Y	129,104

Shareholder communications:
Class A	29,127
Class B	659
Class C	7,671
Class I	18
Class R	1,400
Class Y	2,157

Trustees’ compensation	61,660

Borrowing fees	24,658

Custodian fees and expenses	10,399

Other	267,868

Total expenses	9,596,101
Less waivers and reimbursements of expenses	(821,708)

Net expenses	8,774,393

Net Investment Income	15,589,730

24        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies	$(8,371,877)
Option contracts written	(144,924)
Futures contracts	3,378,792

Net realized loss	(5,138,009)

Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	(11,344,748)
Futures contracts	2,451,799
Option contracts written	(40,619)

Net change in unrealized appreciation/depreciation	(8,933,568)

Net Increase in Net Assets Resulting from Operations	$1,518,153

See accompanying Notes to Financial Statements.

25        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2017	Year Ended September 30, 2016

Operations
Net investment income	$15,589,730	$14,956,708

Net realized loss	(5,138,009)	(366,535)

Net change in unrealized appreciation/depreciation	(8,933,568)	(3,519,293)

Net increase in net assets resulting from operations	1,518,153	11,070,880

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(8,891,411)	(8,971,873)
Class B	(34,266)	(67,887)
Class C	(1,468,012)	(1,447,860)
Class I	(7,614,411)	(6,964,221)
Class R	(409,449)	(401,817)
Class Y	(1,201,282)	(1,096,858)

	(19,618,831)	(18,950,516)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(71,513,993)	(14,299,790)
Class B	(3,576,089)	(5,230,551)
Class C	(39,546,711)	(5,145,435)
Class I	3,335,173	7,367,661
Class R	(5,806,475)	1,505,354
Class Y	15,093,326	4,193,888

	(102,014,769)	(11,608,873)

Net Assets
Total decrease	(120,115,447)	(19,488,509)

Beginning of period	1,169,512,385	1,189,000,894

End of period (including accumulated net investment income of $8,132,555 and $7,877,194, respectively)	$1,049,396,938	$1,169,512,385

See accompanying Notes to Financial Statements.

26        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015[1]		Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$4.49		$4.52		$4.55		$4.59	$4.71

Income (loss) from investment operations:
Net investment income[2]	0.06		0.06		0.06		0.07	0.07
Net realized and unrealized loss	(0.05)		(0.02)		(0.00)	[3]	(0.02)	(0.10)
Total from investment operations	0.01		0.04		0.06		0.05	(0.03)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)		(0.07)		(0.09)		(0.09)	(0.09)

Net asset value, end of period	$4.42		$4.49		$4.52		$4.55	$4.59

Total Return, at Net Asset Value[4]	0.21%		0.96%		1.26%		1.04%	(0.63)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$465,903		$545,793		$563,832		$596,274	$703,706

Average net assets (in thousands)	$497,770		$556,423		$576,463		$646,216	$771,385

Ratios to average net assets:[5]
Net investment income	1.41%		1.28%		1.42%		1.41%	1.43%
Expenses excluding specific expenses listed below	0.92%		0.92%		0.91%		0.91%	0.87%
Interest and fees from borrowings	0.00%	[6]	0.00%	[6]	0.00%	[6]	0.00%	0.00%

Total expenses	0.92%	[7]	0.92%		0.91%		0.91%	0.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%		0.80%		0.80%		0.80%	0.80%

Portfolio turnover rate[8]	150%		211%		155%		229%	154%

27        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

1. On September 11, 2015, the Fund effected a 2 for 1 share split effectively increasing the number of outstanding shares for the Fund. The Fund’s holdings and total value of shareholders’ investments were unchanged. Per share data prior to this date has been restated to give effect to the share split.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2017	0.92%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2017	$3,808,381,196	$3,786,725,701
Year Ended September 30, 2016	$2,885,579,349	$2,865,270,817
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
See accompanying Notes to Financial Statements.

28        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class B	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2017	September 30, 2016	September 30, 2015[1]	September 30, 2014[1]	September 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$4.49	$4.52	$4.55	$4.59	$4.71

Income (loss) from investment operations:
Net investment income[2]	0.03	0.02	0.03	0.03	0.03
Net realized and unrealized loss	(0.06)	(0.01)	(0.01)	(0.02)	(0.09)

Total from investment operations	(0.03)	0.01	0.02	0.01	(0.06)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.04)	(0.05)	(0.05)	(0.06)

Net asset value, end of period	$4.42	$4.49	$4.52	$4.55	$4.59

Total Return, at Net Asset Value[3]	(0.60)%	0.15%	0.57%	0.24%	(1.41)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,774	$5,420	$10,722	$16,385	$27,893

Average net assets (in thousands)	$3,250	$7,558	$12,904	$21,830	$35,494

Ratios to average net assets:[4]
Net investment income	0.58%	0.49%	0.61%	0.62%	0.65%
Expenses excluding specific expenses listed below	1.70%	1.69%	1.68%	1.67%	1.81%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses	1.70%[6]	1.69%	1.68%	1.67%	1.81%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%	1.61%	1.60%	1.60%	1.60%

Portfolio turnover rate[7]	150%	211%	155%	229%	154%

1. On September 11, 2015, the Fund effected a 2 for 1 share split effectively increasing the number of outstanding shares for the Fund. The Fund’s holdings and total value of shareholders’ investments were unchanged. Per share data prior to this date has been restated to give effect to the share split.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2017	1.70%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2017	$3,808,381,196	$3,786,725,701
Year Ended September 30, 2016	$2,885,579,349	$2,865,270,817
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249

See accompanying Notes to Financial Statements.

29        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015[1]		Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$4.48		$4.51		$4.54		$4.58	$4.70

Income (loss) from investment operations:
Net investment income[2]	0.03		0.02		0.03		0.03	0.03
Net realized and unrealized loss	(0.06)		(0.01)		(0.01)		(0.02)	(0.10)

Total from investment operations	(0.03)		0.01		0.02		0.01	(0.07)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)		(0.04)		(0.05)		(0.05)	(0.05)

Net asset value, end of period	$4.41		$4.48		$4.51		$4.54	$4.58

Total Return, at Net Asset Value[3]	(0.60)%		0.15%		0.46%		0.24%	(1.42)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$128,748		$170,883		$177,216		$190,398	$233,776

Average net assets (in thousands)	$147,398		$177,471		$181,572		$208,333	$265,441

Ratios to average net assets:[4]
Net investment income	0.61%		0.48%		0.62%		0.61%	0.64%
Expenses excluding specific expenses listed below	1.68%		1.67%		1.66%		1.66%	1.61%
Interest and fees from borrowings	0.00%	[5]	0.00%	[5]	0.00%	[5]	0.00%	0.00%

Total expenses	1.68%	[6]	1.67%		1.66%		1.66%	1.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%		1.60%		1.60%		1.60%	1.60%

Portfolio turnover rate[7]	150%		211%		155%		229%	154%

1. On September 11, 2015, the Fund effected a 2 for 1 share split effectively increasing the number of outstanding shares for the Fund. The Fund’s holdings and total value of shareholders’ investments were unchanged. Per share data prior to this date has been restated to give effect to the share split.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2017	1.68%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2017	$3,808,381,196	$3,786,725,701
Year Ended September 30, 2016	$2,885,579,349	$2,865,270,817
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249

See accompanying Notes to Financial Statements.

30        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class I	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Period Ended September 30, 2013[1,2]

Per Share Operating Data
Net asset value, beginning of period	$4.49	$4.52	$4.55	$4.59	$4.66

Income (loss) from investment operations:
Net investment income[3]	0.08	0.07	0.08	0.08	0.05
Net realized and unrealized loss	(0.07)	(0.01)	(0.01)	(0.02)	(0.06)

Total from investment operations	0.01	0.06	0.07	0.06	(0.01)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.09)	(0.10)	(0.10)	(0.06)

Net asset value, end of period	$4.41	$4.49	$4.52	$4.55	$4.59

Total Return, at Net Asset Value[4]	0.30%	1.28%	1.71%	1.38%	(0.28)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$361,508	$363,973	$358,985	$445,363	$229,314

Average net assets (in thousands)	$363,396	$360,944	$447,250	$391,818	$78,761

Ratios to average net assets:[5]
Net investment income	1.74%	1.59%	1.75%	1.73%	1.48%
Expenses excluding specific expenses listed below	0.48%	0.48%	0.47%	0.47%	0.46%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses	0.48%[7]	0.48%	0.47%	0.47%	0.46%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.48%[8]	0.48%	0.47%	0.47%	0.46%

Portfolio turnover rate[9]	150%	211%	155%	229%	154%

31        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

1. On September 11, 2015, the Fund effected a 2 for 1 share split effectively increasing the number of outstanding shares for the Fund. The Fund’s holdings and total value of shareholders’ investments were unchanged. Per share data prior to this date has been restated to give effect to the share split.

2. For the period from December 28, 2012 (inception of offering) to September 30, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2017	0.48%

8. Waiver was less than 0.005%.

9. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2017	$3,808,381,196	$3,786,725,701
Year Ended September 30, 2016	$2,885,579,349	$2,865,270,817
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Period Ended September 30, 2013	$5,770,708,418	$6,001,196,249

See accompanying Notes to Financial Statements.

32        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class R	Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015[1]		Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]

Per Share Operating Data
Net asset value, beginning of period	$4.48		$4.51		$4.55		$4.59	$4.71

Income (loss) from investment operations:
Net investment income[2]	0.05		0.04		0.05		0.05	0.05
Net realized and unrealized loss	(0.05)		(0.01)		(0.01)		(0.01)	(0.09)

Total from investment operations	0.00		0.03		0.04		0.04	(0.04)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)		(0.06)		(0.08)		(0.08)	(0.08)

Net asset value, end of period	$4.41		$4.48		$4.51		$4.55	$4.59

Total Return, at Net Asset Value[3]	(0.10)%		0.65%		0.85%		0.74%	(0.92)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,258		$31,529		$30,218		$33,413	$39,598

Average net assets (in thousands)	$27,649		$30,885		$31,657		$36,387	$42,032

Ratios to average net assets:[4]
Net investment income	1.11%		0.97%		1.12%		1.11%	1.13%
Expenses excluding specific expenses listed below	1.17%		1.17%		1.16%		1.15%	1.17%
Interest and fees from borrowings	0.00%	[5]	0.00%	[5]	0.00%	[5]	0.00%	0.00%

Total expenses	1.17%	[6]	1.17%		1.16%		1.15%	1.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%		1.10%		1.10%		1.10%	1.10%

Portfolio turnover rate[7]	150%		211%		155%		229%	154%

1. On September 11, 2015, the Fund effected a 2 for 1 share split effectively increasing the number of outstanding shares for the Fund. The Fund’s holdings and total value of shareholders’ investments were unchanged. Per share data prior to this date has been restated to give effect to the share split.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2017	1.17%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2017	$3,808,381,196	$3,786,725,701
Year Ended September 30, 2016	$2,885,579,349	$2,865,270,817
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249

See accompanying Notes to Financial Statements.

33        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]
Per Share Operating Data
Net asset value, beginning of period	$4.50	$4.53	$4.56	$4.58	$4.71

Income (loss) from investment operations:
Net investment income[2]	0.08	0.07	0.08	0.08	0.08
Net realized and unrealized loss	(0.07)	(0.01)	(0.01)	0.00[3]	(0.10)

Total from investment operations	0.01	0.06	0.07	0.08	(0.02)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.09)	(0.10)	(0.10)	(0.11)

Net asset value, end of period	$4.42	$4.50	$4.53	$4.56	$4.58

Total Return, at Net Asset Value[4]	0.29%	1.26%	1.57%	1.78%	(0.44)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$66,206	$51,914	$48,028	$35,442	$192,989

Average net assets (in thousands)	$58,767	$57,294	$40,668	$60,953	$393,408

Ratios to average net assets:[5]
Net investment income	1.73%	1.58%	1.72%	1.77%	1.76%
Expenses excluding specific expenses listed below	0.68%	0.68%	0.66%	0.66%	0.54%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses	0.68%[7]	0.68%	0.66%	0.66%	0.54%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.50%	0.50%	0.50%	0.50%	0.50%

Portfolio turnover rate[8]	150%	211%	155%	229%	154%

34        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

1. On September 11, 2015, the Fund effected a 2 for 1 share split effectively increasing the number of outstanding shares for the Fund. The Fund’s holdings and total value of shareholders’ investments were unchanged. Per share data prior to this date has been restated to give effect to the share split.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended September 30, 2017	0.68%

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2017	$3,808,381,196	$3,786,725,701
Year Ended September 30, 2016	$2,885,579,349	$2,865,270,817
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249

See accompanying Notes to Financial Statements.

35        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2017

1. Organization

Oppenheimer Limited-Term Government Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares.

All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any,

36        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

2. Significant Accounting Policies (Continued)

are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution

37        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$8,265,509	$—	$115,631,459	$3,984,235

1. At period end, the Fund had $115,631,459 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2018	$73,585,342
No expiration	42,046,117

Total	$115,631,459

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

4. During the reporting period, $21,325,466 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments

$21,324,862	$4,284,462	$17,040,400

The tax character of distributions paid during the reporting periods:

	Year Ended September 30, 2017	Year Ended September 30, 2016

Distributions paid from:
Ordinary income	$19,618,831	$18,950,516

38        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

2. Significant Accounting Policies (Continued)

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,225,950,973
Federal tax cost of other investments	(298,965,597)

Total federal tax cost	$926,985,376

Gross unrealized appreciation	$9,494,221
Gross unrealized depreciation	(5,509,986)

Net unrealized appreciation	$3,984,235

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations,

39        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about

40        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

3. Securities Valuation (Continued)

assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$61,208,325	$—	$61,208,325
Mortgage-Backed Obligations	—	733,853,640	—	733,853,640
U.S. Government Obligations	—	433,873,241	—	433,873,241
Investment Company	1,000,000	—	—	1,000,000

Total Investments, at Value	1,000,000	1,228,935,206	—	1,229,935,206
Other Financial Instruments:
Futures contracts	2,426,525	—	—	2,426,525

Total Assets	$3,426,525	$1,228,935,206	$—	$1,232,361,731

Liabilities Table
Other Financial Instruments:
Futures contracts	$(32,656)	$—	$—	$(32,656)

Total Liabilities	$(32,656)	$—	$—	$(32,656)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred

41        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$339,359,530

Sold securities	126,916,785

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been

42        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

4. Investments and Risks (Continued)

sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the Fund pledged $313,948 of collateral to the counterparty for forward roll transactions.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than

43        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures

44        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

6. Use of Derivatives (Continued)

contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $7,659,379 and $392,026,192 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

45        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Interest Rate Options. The Fund may purchase or write call and put options on treasury and/or euro futures to increase or decrease exposure to interest rate risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $34,466 on purchased put options.

At period end, the Fund had no purchased options outstanding.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

During the reporting period, the Fund had an ending monthly average market value of $15,360 on written put options.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no written options outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty.

46        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

6. Use of Derivatives (Continued)

In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction.

Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or

47        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value

Interest rate contracts	Variation margin receivable	$390,628	*

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Option contracts written	Futures contracts	Total

Interest rate contracts	$ 246,278	$ (144,924)	$ 3,378,792	$3,480,146
*Includes purchased option contracts and purchased swaption contracts, if any.
Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Option contracts written	Futures contracts	Total

Interest rate contracts	$ 112,637	$ (40,619)	$ 2,451,799	$2,523,817
*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest

48        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

7. Shares of Beneficial Interest (Continued)

of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Amount	Shares	Amount

Class A
Sold	14,294,978	$63,384,713	24,235,662	$108,709,662
Dividends and/or distributions reinvested	1,878,641	8,317,536	1,875,728	8,400,360
Redeemed	(32,308,860)	(143,216,242)	(29,287,917)	(131,409,812)

Net decrease	(16,135,241)	$(71,513,993)	(3,176,527)	$(14,299,790)

Class B
Sold	50,631	$224,316	233,969	$1,049,951
Dividends and/or distributions reinvested	7,542	33,369	14,767	66,045
Redeemed	(864,558)	(3,833,774)	(1,414,933)	(6,346,547)

Net decrease	(806,385)	$(3,576,089)	(1,166,197)	$(5,230,551)

Class C
Sold	3,009,333	$13,331,805	8,168,453	$36,556,950
Dividends and/or distributions reinvested	311,224	1,374,040	302,202	1,349,364
Redeemed	(12,267,587)	(54,252,556)	(9,619,209)	(43,051,749)

Net decrease	(8,947,030)	$(39,546,711)	(1,148,554)	$(5,145,435)

Class I
Sold	10,912,134	$48,368,725	10,369,126	$46,508,181
Dividends and/or distributions reinvested	1,720,509	7,614,122	1,554,983	6,964,031
Redeemed	(11,887,421)	(52,647,674)	(10,274,266)	(46,104,551)

Net increase	745,222	$3,335,173	1,649,843	$7,367,661

Class R
Sold	1,387,184	$6,140,771	2,220,429	$9,948,798
Dividends and/or distributions reinvested	85,457	378,105	83,772	374,932
Redeemed	(2,781,052)	(12,325,351)	(1,966,859)	(8,818,376)

Net increase (decrease)	(1,308,411)	$(5,806,475)	337,342	$1,505,354

Class Y
Sold	15,719,058	$69,694,421	12,213,341	$54,859,078
Dividends and/or distributions reinvested	249,778	1,107,759	182,791	820,530
Redeemed	(12,546,509)	(55,708,854)	(11,458,637)	(51,485,720)

Net increase	3,422,327	$15,093,326	937,495	$4,193,888

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$165,909,781	$206,543,173

49        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Purchases and Sales of Securities (Continued)

	Purchases	Sales

U.S. government and government agency obligations	1,428,262,777	1,498,819,860
To Be Announced (TBA) mortgage-related securities	3,808,381,196	3,786,725,701

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Next $4.5 billion	0.400
Over $5 billion	0.380

The Fund’s effective management fee for the reporting period was 0.42% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred

50        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

9. Fees and Other Transactions with Affiliates (Continued)

amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

51        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

		Class A	Class B	Class C	Class R
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

September 30, 2017	$43,048	$3,431	$1,111	$9,797	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the “Total expenses” for all share classes so that “Expenses after payments, waivers and/ or reimbursements and reduction to custodian expenses”, as a percentage of average annual net assets, will not exceed the following annual rates: 0.80% for Class A shares, 1.60% for Class B and Class C shares, 1.10% for Class R shares and 0.50% for Class Y shares, as calculated on the daily net assets of the Fund. The expense limitations do not include extraordinary expenses, interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$532,537
Class B	2,787
Class C	93,013
Class R	14,677
Class Y	97,325

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$54,594
Class B	308
Class C	15,844
Class R	3,015
Class Y	6,830

This fee waiver and/or reimbursement may be terminated at any time.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $778 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

52        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

53        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Limited-Term Government Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Limited-Term Government Fund (the Fund), including the statement of investments, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Limited-Term Government Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 22, 2017

54        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FEDERAL INCOME TAX INFORMATION

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation.

In early 2017, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $19,730,940 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

55        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

56        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Peter Strzalkowski, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board reviewed information, prepared by the Managers and the independent consultant, comparing the Fund’s historical performance to its benchmarks and to the performance of other retail short government funds. The Board considered that the Fund outperformed its category median for the one-, three- and five-year periods, and underperformed its category median for the ten-year period.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail short government funds with comparable asset levels and distribution features. The Board also noted that the Fund’s contractual management fee was lower than its peer group median and category median and its total expenses, net of waivers, were lower than its peer group median and in line with its category median. The Board also considered that the Adviser has contractually agreed to waive fees and/or reimburse certain expenses so that the total annual fund operating expenses as a percentage of average daily net assets will not exceed the following annual rates: 0.80% for Class A shares, 1.60% for Class B shares and Class C shares, 1.10% for Class R shares, and 0.50% for Class Y shares, and that the expense limitations may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary

57        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

58        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

59        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

TRUSTEES AND OFFICERS Unaudited
Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-January 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2016); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Director of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990- 1991) and Member (1984-1999) of Young Presidents Organization. Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Andrew J. Donohue, Trustee (since 2017) Year of Birth: 1950	Of Counsel, Shearman & Sterling LLP (since September 2017); Chief of Staff of the U.S. Securities and Exchange Commission (regulator) (June 2015-February 2017); Managing Director and Investment Company General Counsel of Goldman Sachs (investment bank) (November 2012-May 2015); Partner at Morgan Lewis & Bockius, LLP (law firm) (March 2011-October 2012); Director of the Division of Investment Management of U.S. Securities and Exchange Commission (regulator) (May 2006-November 2010); Global General Counsel of Merrill Lynch Investment Managers (investment firm) (May 2003-May 2006); General Counsel (October 1991-November 2001) and Executive Vice President (January 1993-November 2001) of OppenheimerFunds, Inc. (investment firm) (June 1991-November 2001). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Donohue has served on the Boards of certain Oppenheimer funds since 2017, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations.

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Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (2005-2015); Director of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub- Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard Grabish, Trustee (since 2008) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Director (1991-2016), Vice Chairman of the Board (2006-2009) and Chairman of the Board (2010-2013) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 45 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985- 1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 45 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2001) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Charitable Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999- July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006); member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 45 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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James D. Vaughn, Trustee (since 2012) Year of Birth: 1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Mr. Strzalkowski, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Peter A. Strzalkowski, Vice President (since 2009) Year of Birth: 1965	Senior Vice President of the Sub-Adviser (since January 2016); Senior Portfolio Manager of the Sub-Adviser (since August 2007); co-Team Leader for the Sub- Adviser’s Investment Grade Fixed Income Team (since January 2014); Vice President of the Sub-Adviser (August 2007-January 2016); a member of the Sub-Adviser’s Investment Grade Fixed Income Team (April 2009-January 2014). Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, (July 2006-August 2007); Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006); Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005); Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003); a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000). An officer of other portfolios in the OppenheimerFunds complex.

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TRUSTEES AND OFFICERS Unaudited / Continued

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Senior Vice President and Deputy General Counsel of the Manager (March 2015-February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of the Manager (since January 2017); Vice President of the Manager (January 2013-January 2017); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002- 2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered	KPMG LLP

Public Accounting Firm

Legal Counsel	Ropes & Gray LLP

© 2017 OppenheimerFunds, Inc. All rights reserved.

65        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

66        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc. 225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0855.001.0917 November 21, 2017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Karen L. Stuckey, the Chairwoman of the Board’s Audit Committee, is the audit committee financial expert and that Ms. Stuckey is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $55,600 in fiscal 2017 and $53,900 in fiscal 2016.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $3,500 in fiscal 2017 and $7,629 in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $386,986 in fiscal 2017 and $598,285 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, custody audits, and additional audit services.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed $286,402 in fiscal 2017 and $45,432 in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2017 and no such fees in fiscal 2016 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $676,888 in fiscal 2017 and $651,346 in fiscal 2016 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Limited-Term Government Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/14/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/14/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	11/14/2017